UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2024

Peakstone Realty Trust
(Exact name of registrant as specified in its charter)

Commission File Number:  001-41686

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 606-3200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common shares, $0.001 par value per share	PKST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information included, or incorporated by reference, in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 4, 2024, certain subsidiaries (the “Buyer Parties”) of Peakstone Realty Trust (the “Company”) entered into that certain Purchase and Sale Agreement (the “Purchase and Sale Agreement”), pursuant to which the Buyer Parties acquired from certain subsidiaries (the “Seller Parties”) of IOS JV, LLC, a joint venture between Alterra IOS and institutional investors advised by J.P. Morgan Asset Management, a portfolio of 51 industrial outdoor storage properties (the “Properties”) situated on 440 usable acres across 14 states (the “Acquisition”). The aggregate consideration paid by the Buyer Parties to acquire the Properties was approximately $490.0 million, subject to proration and certain adjustments described in the Purchase and Sale Agreement.

The foregoing description is an abbreviated summary of certain provisions in the Purchase and Sale Agreement and the Acquisition and is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. Please refer to the Purchase and Sale Agreement in its entirety for a complete understanding of its contents and further details regarding the above.

Item 7.01.	Regulation FD Disclosure.

On November 4, 2024, the Company issued a press release and investor presentation discussing the Acquisition as described above in Items 1.01 and 2.01 of this Current Report on Form 8-K. The full text of the press release and investor presentation are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained or incorporated in this Item 7.01, including the Exhibits 99.1 and 99.2 furnished herewith, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

Description of Acquired Properties

The table below sets forth certain details with respect to the Properties as of November 4, 2024:

Type of Property	Number of Properties	Usable Acres	Percentage Leased (based on usable acres)	Weighted Average Lease Term (WALT) (in years based on ABR) (1)	Investment Grade % (Wtd. Avg. Based on ABR)(1)(2)	Annualized Base Rent (in thousands) (1)
Operating Properties	45	358	99.6%	4.5	47.0%	$22,086
Redevelopment Properties	6	82	—	—	—	—
Total	51	440	99.6%	4.5	47.0%	$22,086

(1)
“Annualized Base Rent” or “ABR” means in-place monthly contractual base rent excluding rent abatements under leases as of November 4, 2024, multiplied by 12 months. For leases that have a rent abatement period in effect as of November 4, 2024, the Company used the monthly contractual base rent payable following expiration of the abatement period.

(2)
“Investment grade” means an investment grade credit rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody’s Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg’s default risk rating) that management believes is generally equivalent to an NRSRO investment grade rating; management can provide no assurance as to the comparability of these ratings methodologies or that any particular rating for a company is indicative of the rating that a single NRSRO would provide in the event that it rated all companies for which the Company provides credit ratings; to the extent such companies are rated only by non-NRSRO ratings providers, such ratings providers may use methodologies that are different and less rigorous than those applied by NRSROs. In the context of the Company’s portfolio, references to “investment grade” include, and credit ratings provided by the Company may refer to, tenants, guarantors, and non-guarantor parent entities. There can be no assurance that such guarantors or parent entities will satisfy the tenant’s lease obligations, and accordingly, any such credit rating may not be indicative of the creditworthiness of the Company's tenants.

The percentage of Annualized Base Rent as of November 4, 2024 for the operating Properties, by market, based on the respective in-place leases, is as follows (dollars in thousands):

Market	Number of Properties	Percentage of Annualized Base Rent(2)	Usable Acres
Philadelphia	8	22.7%	76
Atlanta	8	13.1	65
Houston	4	8.0	34
Savannah	1	7.7	14
Dallas/Fort Worth	2	5.3	15
Nashville	3	5.2	12
Northern New Jersey	2	4.3	6
Hampton Roads	2	3.7	25
Charleston	3	3.6	10
Orlando	2	3.2	11
Subtotal	35	76.9	268
All Others (1)	10	23.1	90
Total	45	100.0%	358

(1)	All others account for 2.7% or less of total Annualized Base Rent on an individual market basis.

(2)
“Annualized Base Rent” or “ABR” means in-place monthly contractual base rent for the operating Properties as of November 4, 2024, multiplied by 12 months.  For leases that have a rent abatement period in effect as of November 4, 2024, the Company used the monthly contractual base rent payable following expiration of the abatement period.

Pursuant to the respective in-place leases, no lessee or property generated more than 7.7% of the Properties’ ABR as of November 4, 2024.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The statements of revenues and certain expenses of an industrial outdoor storage portfolio of properties of IOS JV, LLC required by Item 9.01(a) are filed herewith as Exhibit 99.3, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b), with respect to completion of the Acquisition, is filed herewith as Exhibit 99.4, and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1	Purchase and Sale Agreement, dated as of November 4, 2024, by and among the Buyer Parties and the Seller Parties.
23.1	Consent of Marcum LLP.
99.1	Press Release, dated November 4, 2024.
99.2	Investor Presentation, dated November 4, 2024.
99.3	Statements of Revenues and Certain Expenses of an Industrial Outdoor Storage Portfolio of Properties of IOS JV, LLC Required by Item 9.01(a).
99.4	Pro Forma Financial Information Required by Item 9.01(b).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peakstone Realty Trust

Date: November 4, 2024	By:	/s/ Javier F. Bitar
Javier F. Bitar
Chief Financial Officer and Treasurer